U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported): September 22, 2008

                       AMERICAN POST TENSION, INC.
           (Exact name of registrant as specified in charter)

    Delaware	            000-50090	              13-3926203
(State or other	         (Commission File 	    (I.R.S. Employer
of jurisdiction incorporation) Number)              Identification No.)

     1179 Center Point Drive, Henderson, NV 	         89074
    (Address of principal executive office)	       (Zip Code)

Registrant's telephone number, including area code:	(702) 565-7866



Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2008, the Company received a letter from David H. Meyrowitz advising that he was resigning as a member of the Board of Directors of the Company. Mr. Meyrowtz letter indicated that he did not have sufficient time to continue to serve as a director. There were no disagreements or disputes with Mr. Meyrowitz on any matter dealing with the Company?s operations, policies or practices.

A copy of Mr. Meyrowitz? letter of resignation is attached as an Exhibit to this report.

	Item 9.01  Financial Statements and Exhibits.
None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereto duly authorized.



       American Post Tension, Inc.



Date: October 3, 2008			     By: /s/ Edward Hohman
                                             ---------------------------
                                           Name: Edward Hohman
                                           Chairman and Chief Executive Officer